Exhibit 10.1

OMNIBUS AMENDMENT
TO
CERTAIN HONEYWELL PLANS AND AGREEMENTS

Pursuant to the authority granted to proper officers of Honeywell International Inc. by the Management Development and Compensation Committee of the Board of Directors on February 12, 2021, the plans and agreements listed in Item 2 below (the “Plans and Agreements”) shall be, and they hereby are, amended effective May 11, 2021, in the following particulars:

1. That all references to the “New York Stock Exchange” or “NYSE” in the Plans and Agreements are replaced with references to the “The Nasdaq Stock Market LLC” or “Nasdaq,” as applicable.

2. That the Plans and Agreements subject to this Amendment are the following:
•2016 Stock Incentive Plan of Honeywell International Inc. and its Affiliates, as amended
•2011 Stock Incentive Plan of Honeywell International Inc. and its Affiliates, as amended
•2006 Stock Incentive Plan of Honeywell International Inc. and its Affiliates, as amended
•2016 Stock Plan for Non-Employee Directors of Honeywell International Inc., as amended
•2006 Stock Plan for Non-Employee Directors of Honeywell International Inc., as amended
•Honeywell International Inc. Incentive Compensation Plan for Executive Employees, as amended
•2007 Honeywell Global Employee Stock Plan
•Deferred Compensation Plan for Non-Employee Directors of Honeywell International Inc., as amended
•2016 Stock Incentive Plan of Honeywell International Inc. and its Affiliates – Form of Stock Option Award Agreement
•2016 Stock Incentive Plan of Honeywell International Inc. and its Affiliates – Form of Restricted Unit Agreement
•2016 Stock Incentive Plan of Honeywell International Inc. and its Affiliates – Form of Restricted Unit Agreement, Form 2
•2016 Stock Incentive Plan of Honeywell International Inc. and its Affiliates – Form of Performance Plan Grant Agreement
•2011 Stock Incentive Plan of Honeywell International Inc. and its Affiliates – Form of Stock Option Award Agreement
•2011 Stock Incentive Plan of Honeywell International Inc. and its Affiliates – Form of Stock Option Award Agreement, Form 2
•2011 Stock Incentive Plan of Honeywell International Inc. and its Affiliates – Form of Restricted Unit Agreement
•2011 Stock Incentive Plan of Honeywell International Inc. and its Affiliates – Form of Restricted Unit Agreement, Form 2
•2006 Stock Incentive Plan of Honeywell International Inc. and its Affiliates - Form of Option Award Agreement
•2006 Stock Incentive Plan of Honeywell International Inc. and its Affiliates - Form of Option Award Agreement, Form 2
•2016 Stock Plan for Non-Employee Directors of Honeywell International Inc. – Form of Stock Option Award Agreement
•2016 Stock Plan for Non-Employee Directors of Honeywell International Inc. – Form of Restricted Unit Agreement
•2006 Stock Plan for Non-Employee Directors of Honeywell International Inc. - Form of Option Agreement

•2006 Stock Plan for Non-Employee Directors of Honeywell International Inc. - Form of Restricted Unit Agreement
•Any and all other Plans and Agreements that contain references to the “New York Stock Exchange” or “NYSE”.

HONEYWELL INTERNATIONAL INC.

/s/ Karen Mattimore
Karen Mattimore
Senior Vice President & Chief Human Resources Officer